UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of Report (Date of earliest event reported): March 15, 2010

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33117	41-2116508
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

461 South Milpitas Blvd. Milpitas, California		95035
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 933-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 15, 2010, Stuart Mar, age 44, was appointed Vice President and Chief Accounting Officer of Globalstar, Inc.  Mr. Mar joined the Company as Controller in April 2006.  Prior to joining Globalstar, he was a Senior Finance Manager at IBM for the Applications on Demand division located in Cupertino, California from March 2005 to April 2006.  He also served as Senior Accountant and Accounting Manager at Globalstar, L.P. from 1995 to 2000.

There are no family relationships between Mr. Mar and any director or executive officer of the Company, and he has no direct or indirect material interest in any transactions with the Company.

Fuad Ahmad, the Company’s Senior Vice President and Chief Financial Officer, relinquished his duties as chief accounting officer upon Mr. Mar’s appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR. INC.

Date: March 18, 2010	By:	/s/ Fuad Ahmad
Fuad Ahmad
Senior Vice President and Chief Financial Officer